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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 23, 2009

                            UNITED COMMUNITY BANCORP
                            ------------------------
             (Exact name of registrant as specified in its charter)

      UNITED STATES                         0-51800              36-4587081
      -------------                         -------              ----------
(State or other jurisdiction of           (Commission          (IRS Employer
 incorporation or organization)           File Number)       Identification No.)


92 WALNUT STREET, LAWRENCEBURG, INDIANA                                 47025
---------------------------------------                                 -----
(Address of principal executive offices)                              (Zip Code)

       Registrant's telephone number, including area code: (812) 537-4822
                                                           --------------

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01   OTHER EVENTS.
            ------------

      On July 23, 2009, United Community Bancorp (the "Company") announced that its Board of Directors declared a quarterly cash dividend of $0.10 per share, payable on or about August 31, 2009, to stockholders of record as of the close of business on August 10, 2009. United Community MHC, the Company's mutual holding company parent, will waive receipt of the dividend.

      The Company also announced that its Annual Meeting of Stockholders will be held at 9:30 a.m., local time, on Thursday, November 12, 2009 at the Dearborn Adult Center, 311 W. Tate Street, Lawrenceburg, Indiana.

      A copy of the press release announcing the cash dividend and the Annual Meeting of Stockholders is included as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------

      (d)   Exhibits

            Number            Description
            ------            -----------

            99.1              Press Release dated July 23, 2009


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         UNITED COMMUNITY BANCORP
                                         (Registrant)



Date:  July 23, 2009                     By: /s/ William F. Ritzmann
                                             -----------------------------
                                             William F. Ritzmann
                                             President and Chief Executive
                                               Officer